Winter 2013 Investor Presentation Stewart Information Services Corporation

2 Forward - looking Statements Certain statements in this presentation are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements relate to future, not past, events and often address our expected future business and financial performance . These statements often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "will" or other similar words . Forward - looking statements by their nature are subject to various risks and uncertainties that could cause our actual results to be materially different than those expressed in the forward - looking statements . These risks and uncertainties include, among other things, the severity and duration of current financial and economic conditions ; continued weakness or further adverse changes in the level of real estate activity ; changes in mortgage interest rates, existing and new home sales, refinancing of current loans, and availability of mortgage financing that affect the demand for our title insurance products ; our ability to respond to and implement technology changes, including the completion of the implementation of our enterprise systems ; the impact of unanticipated title losses on the need to further strengthen our policy loss reserves ; any effect of title losses on our cash flows and financial condition ; the impact of our increased diligence and inspections in our agency operations ; changes to the participants in the secondary mortgage market ; the effect of class actions and other litigation matters ; regulatory non - compliance, fraud or defalcations by our title insurance agents or employees ; our ability to timely and cost - effectively respond to significant industry changes and introduce new products and services ; the impact of changes in governmental and insurance regulations, including any future reductions in the pricing of title insurance products and services ; our dependence on our operating subsidiaries as a source of cash flow ; customers finding other sources of suppliers ; the continued realization of expected expense savings resulting from our expense reduction steps ; our ability to access the equity and debt financing markets when and if needed ; our ability to grow our international operations ; and our ability to respond to the actions of our competitors . These risks and uncertainties, as well as others, are discussed in more detail in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10 - K for the year ended December 31 , 2011 , and our Current Reports on Form 8 - K . We expressly disclaim any obligation to update any forward - looking statements contained in this presentation to reflect events or circumstances that may arise after the date hereof, except as may be required by applicable law .

3 Non - GAAP Disclosures This presentation may contain certain financial measures that are not presented in accordance with generally accepted accounting principles (GAAP), including but not limited to, losses and litigation expenses arising from non - predictable title losses and adjusted pretax title margin, which is adjusted to exclude net realized investment gains or losses and reserve adjustments . Although these exclusions represent actual gains, losses or expenses to the Company, they may mask the periodic income and financial and operating trends associated with the Company ’ s business . The Company is presenting these non - GAAP financial measures because they provide the Company ’ s management and investors with additional insight into the operational performance of the Company relative to earlier periods and relative to the Company ’ s competitors . The Company does not intend for these non - GAAP financial measures to be a substitute for any GAAP financial information . In this presentation these non - GAAP financial measures have been presented with, and reconciled to, the most directly comparable GAAP financial measures . Investors should use these non - GAAP financial measures only in conjunction with the comparable GAAP financial measures .

4 Investment Highlights • Trusted provider in $11 billion domestic industry • Well positioned to capitalize on the ongoing real estate recovery and heightened regulatory environment • Streamlined organizational structure and responsive corporate strategy to grow revenue, reduce fixed costs and enhance margins • Continued diversification into complementary real estate services with counter and non - cyclical components • Title losses returning to historical average loss ratios • Increasing premium rates, improving remittance percentages and diversified revenue sources bolster profitability going forward

5 Third Quarter 2013 Financial Highlights • Pretax earnings were $29.6 million, down from $39.4 million in prior year period • Net earnings attributable to Stewart were $15.4 million ($0.63 per share) down from $34.7 million ($1.45 per share) in the prior year period. Of note, the prior period benefited from the utilization of $10.2 million ($0.41 per share) in net operating loss carry - forwards (NOLs) • For the quarter, revenues increased $16.1 million over the prior year period, with revenues from title operations up 7.2% and partially offset by a 36.5% decline in mortgage services revenues • Commercial revenues were up 5.7% to $31.4 million • Q4 2013 will be the first full quarter following Fitch ’ s upgrade of Stewart ’ s Insurer Financial Strength (IFS) rating to A - from BBB+ (Outlook Stable)

6 Income Statement (non - GAAP) 2013 2012 % Change Revenues Direct 198,970 190,233 4.6% Agency 306,583 281,587 8.9% Total Title Revenue 505,553 471,820 7.1% Mortgage Services 26,696 42,021 -36.5% Total Operating Revenues 532,249 513,840 3.6% Investment Income/Other Gains 4,586 6,901 -33.5% Total Revenues 536,835 520,741 3.1% Agency Retention (250,035) (231,765) 7.9% Net Revenues 286,800 288,976 -0.8% Expenses Employee Costs 147,132 138,236 6.4% Other Operating Expenses 72,657 71,201 2.0% Title Losses 32,630 34,541 -5.5% Depreciation 4,142 4,336 -4.5% Interest Expense 649 1,297 -50.0% Total Expenses 257,210 249,611 3.0% Earnings Earnings Before Taxes and Noncontrolling Interests 29,590 39,365 Income Tax (11,573) (2,268) Noncontrolling Interests (2,608) (2,428) Net Income (Loss) 15,408 34,669 Net Margin 2.9% 6.7% Per Share Net Income (Loss) Per Share - Diluted 0.63 1.45 Net Income (Loss) Per Share - Basic 0.69 1.80 Three Months Ended September 30

7 Balance Sheet September December 2013 2012 % Change Assets Cash & Cash Equivalents 192,359 196,471 -2.1% Cash & Cash Equivalents - Statutory Reserve Funds 8,779 12,067 -27.2% Investments - Statutory Reserve Funds 449,323 444,579 1.1% Investments - Short Term 37,274 37,025 0.7% Investments - Other 83,101 58,680 41.6% Other Assets 310,203 314,385 -1.3% Goodwill & Intangibles 235,858 227,970 3.5% Total Assets 1,316,896 1,291,177 2.0% Liabilities Notes Payable 5,434 6,481 -16.2% Convertible Senior Notes 27,098 64,687 -58.1% Loss Reserves 509,417 520,375 -2.1% Other Liabilities 119,758 119,262 0.4% Total Liabilities 661,707 710,805 -6.9% Equity Total Shareholders' Equity 655,189 580,372 12.9% Total Liabilities and Shareholders' Equity Total Liabilities and Shareholders' Equity 1,316,896 1,291,177 2.0% Other Return on Equity, TTM* 16.4% 18.8% Debt-to-Equity 4.7% 12.3% Book Value/Share 29.12 29.91 Tangible Book Value/Share 18.64 18.16 * ROE for periods above include effect of $36.5 million non-recurring tax benefit in 4Q 2012. Debt levels will be managed so as not to exceed rating agency guidelines of maximum debt-to-tangible capital of 30%.

8 Summary Cash Flow Statement September September 2013 2012 % Change Cash Flow Net Cash (Used) Provided by Operations 70,846 56,830 24.7% Proceeds (Purchases) of Investments, Net (46,045) (4,122) 1017.1% Purchase of Property and Equipment, Net (12,855) (9,113) 41.1% Cash Paid for Acquisitions of Subsidiaries and Other, Net (15,302) (78) 19517.9% Proceeds from Sale of Equity Investees and Other Assets 3,090 - - Payment on Notes Payable, Net (1,047) (5,233) -80.0% Purchase of Interest in Consolidated Subsidiaries (957) (43) 2125.6% Net Distributions to Minority Shareholders (7,166) (6,261) 14.5% Effects of Changes in Foreign Currency Exchange Rates (1,418) 2,270 -162.5% All Other, Net 3,454 2,727 26.7% Net Increase (Decrease) in Cash and Cash Equivalents (7,400) 36,977 -120.0% Nine Months Ended

9 Title Insurance Residential • Provides independent, third - party closing and settlement services while acting as an advisor to parties in the real estate transaction • Searching, examining and insuring the condition of the title to real property, thereby providing security of ownership to homeowners • Direct operations in 32 states • Agency operations through roughly 3,000 independent issuing agencies Commercial • Significant footprint of commercial expertise in major markets poised for future growth • Strong underwriting expertise and service is extremely valuable in complex commercial transactions • Growing commercial market offers cyclical diversity from residential real estate trends • Fitch upgraded Stewart ’ s Insurer Financial Strength (IFS) rating to A - from BBB+ (Outlook Stable) in August International • #1 market share in Canadian markets served and presence in the U.K., Continental Europe, Australia, Latin America, Mexico, and the Caribbean • International revenues of $31.4 million in the third quarter and $95.2 million year - to - date • Global footprint enables single point of contact for increasingly global commercial real estate markets

10 Mortgage Services Business Lines • Mortgage origination services include post - closing management, loan review, valuation and due diligence • Component servicing business includes call center services, loss mitigation support, short sale and deed - in - lieu services as well as transfer support and servicing file review • Default support services include foreclosure file review, foreclosure audits, REO asset management and REO rental management • Real estate technology includes title production systems, web - based title search tools to facilitate the examination process and eRecording technology for county courthouses Strategy – Reposition for More Sustainable Results • Expand product and service set within the origination and servicing support marketplace to include services such as loan due diligence, quality control and compliance solutions. In the third quarter, Stewart announced the acquisition of the assets of Allonhill, a due diligence and loan review company • Diversify customer base and expand services provided to existing customers • Capitalize on our expertise in providing high quality, tailored, on - demand outsourcing • Effectively manage the default - related business lines as market volumes decline Long - term Target • Corporate goal of achieving 25% of revenue – net of agent retention – from mortgage services

11 Revenues and Pre - tax Earnings Trends $ Millions Pre - tax Earnings Revenue ($1,500) ($1,000) ($500) $0 $500 $1,000 $1,500 $2,000 $2,500 2006 2007 2008 2009 2010 2011 2012 2013 YTD $(300) $(200) $(100) $- $100 $200 $300 $400 $500

12 Stewart Operating Revenues Trailing Twelve Months - $ Millions $0 $500 $1,000 $1,500 $2,000 $2,500 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Direct Title Agency Title Mortgage Services

13 Direct Title Revenues and Orders Trailing Twelve Months - $ Millions Direct Title Revenue Orders Opened Orders Closed $500 $600 $700 $800 $900 $1,000 $1,100 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 200,000 400,000 600,000 800,000 1,000,000 Orders

14 Independent Agency Network • Managing agency network by emphasizing quality and profitability over market share growth to reduce risk, improve performance and ensure our platform supports the needs of a changing customer and regulatory environment – Since 4Q 2008, average annual remittance per independent agency increased more than 125 p ercent while the number of independent agencies has been reduced by approximately 42 percent – Policy loss ratio of current independent agency network for Q3 2013 is less than 1/4 of its level in Q4 2008 • Number of independent agents has stabilized; new agents must pass rigorous vetting process • Going forward, bias will be towards signing new agents in higher - remitting states and continuing to increase average remittance per agency

15 Agency Revenues net of Retention Trailing Twelve Months - $ Millions Number of Independent Agents Note: Number of independent agencies based on number of contractual relationships rather than number of physical locations of agencies $100 $150 $200 '08 '09 '10 '11 '12 '13 2,500 3,500 4,500 5,500 6,500

16 Agency Retention Rates Differences in independent agency retention rates largely driven by geography Source: Form 9 filings for respective underwriters for year ended December 31, 2012. STC retention rates were used in the calculations because competitor rates are not included in SEC or statutory filings. STC FNF FAF Overall Retention Rate 82.1% 78.2% 79.3% Difference from STC -3.9% -2.8% Excluding Florida and California (using STC Retention Rates) 81.9% 81.3% 80.6% Difference from STC -0.6% -1.2%

17 Stewart Mortgage Services Revenues Trailing Twelve Months - $ Millions Note: Years prior to 2012 not restated for change in segment reporting effective with Q4 2012 reporting. Impact in any given year would not be material to revenues. $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Focused Non - title Revenues and Profits As Mortgage Services transitions to a more sustainable revenue base, both segment revenues and profitability will likely remain depressed over the next several quarters. Our pretax margin expectation during this transition phase is 5 - 15%, with a longer - term objective of 15 - 25%.

18 Expenses As a Percent of Operating Revenues Other Operating Expenses Employee Costs Q3 2013 YTD 2013 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% STC FAF FNF 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% STC FAF FNF

19 Title Loss Provision Ratios Quarterly Title Loss Provision Ratios – Includes Prior Year True - ups Source: Company press releases and SEC filings

20 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 Ultimate Loss Ratios by Policy Year Actuarial Claims as a % of Net Statutory Premiums Written – U.S. Operations Only Source: ALTA, Family - Company Aggregates Stewart First American Fidelity Claims Paid

21 Market Conditions Positives • Housing sales continuing recovery with estimated 5 percent increase in total new and existing sales in 2014 • Home prices increasing – a 5 percent rise in home prices increases revenue per transaction in the mid - 3 percent range • Interest rates remain at historically low levels • HARP extension to 2015 • Full benefit of state pricing increases seen in 2014 Concerns • Uncertain regulatory economic environment: Dodd - Frank, CFPB • Tepid job growth rates and sluggish economic recovery • Potential loss of mortgage interest deduction for homes and tax treatment of commercial real estate • Cycling through distressed property inventories and related revenue declines • Shrinking refinance volumes and potential for reduced future transactions

22 0 1 2 3 4 5 6 7 8 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 U.S. Existing Housing Sales Seasonally Adjusted Annualized Rate – Millions $8,000 Tax Credit Normal Market Bubble Fannie Mae ® October 2013 National Association of REALTORS ® Last Normal Market in 2002

23 2014 Strategic Priorities • Lead the market in providing compliant, trusted and tailored real estate services in concert with changing regulatory environment • Repositioning Mortgage Services to excel in a normalized market • Expanding footprint of direct operations, primarily in western states • Continue rationalizing title production costs through standardization, automation, and centralization

24 CEO Matt Morris CFO Allen Berryman Ted C. Jones, PhD Chief Economist Director of Investor Relations ted@stewart.com 713.625.8014 direct 800.729.1900, extension 8014

Winter 2013 Investor Presentation Appendix Stewart Information Services Corporation

26 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 '90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 $3 $5 $7 $9 $11 $13 $15 $17 Residential Lending Vs. Industry Premiums Forecast Fannie Mae ® October 2013 2011 - 2014 Lending Likely Understates Title Revenues Due to Cash Sales Double Normal Effective Lending – $ Trillions Statutory Title Premiums $ Billions Effective Lending = Purchase Lending + 60 Percent of Refinance Lending Data Sources : Lending = Fannie Mae ® , Title Premiums = CDS Research, Demotech and ALTA ®

27 Stewart Net Operating Revenues Trailing 12 Months - $ Millions $0 $250 $500 $750 $1,000 $1,250 $1,500 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Direct Title Agency Net of Retention Mortgage Services

28 Title Revenues by Regulatory Oversight Source: Form 9 filings (Schedule T) as compiled by ALTA

29 $25 $75 $125 $175 $225 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 Claims Expense Vs. Cash Claims Trailing 12 Months - $ Millions Anticipate accruals of 5.5% - 6.5% by year - end 2013, including large claims Claims Expense Cash Claims Paid (Net of Recoveries)

30 Employee Expenses As a Percentage of Operating Revenues Trailing 12 Months 20% 25% 30% 35% 40% '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13

31 Other Operating Expenses As a Percentage of Operating Revenues Trailing 12 Months 10% 13% 15% 18% 20% 23% 25% '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13

32 Statutory Surplus and Operating Leverage Thousands Multiple

33 Debt - to - Capital and Debt - to - Equity

34 Book Value and Tangible Book Value Per Share